UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2014

ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019

 (Address of principal executive offices) (Zip Code)

(469) 322-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

I.             Executive Officer Base Salary Increases.

On June 16, 2014, the  Compensation Committee of the Board of Directors (the “Compensation Committee”) of ALCO Stores, Inc. (the “Company”)  met and approved (i) an increase of the base salary of Ricardo A. Clemente (“Clemente”), the Company’s Senior Vice President of Stores and Human Resources; and (ii) an increase of the base salary of Brent Streit (“Streit”), the Company’s Senior Vice President-Marketing and Ecommerce in recognition of each Clemente and Streit’s performance and efforts that have exceeded the expectations of the Company.

Effective as of June 1, 2014, Clemente’s base salary is increased from $190,000 to $200,000 and Streit’s base salary is increased from $180,000 to $192,500. All other terms and conditions of each Clemente and Streit’s current Employment Agreements with the Company remain unchanged.

II.            Issuance of New Stock Options to Employees.

At the of June 16, 2014 Compensation Committee meeting, the Compensation Committee approved and granted certain equity compensation under the Company’s 2012 Equity Incentive Plan. Pursuant to these awards, the Company executed a Time Based Incentive Stock Option Agreement (“Time Option Agreement”) with each Streit and Clemente (collectively, the “Incentive Agreements”), which are incorporated into this Item 5.02 by reference. The amount of stock options to each executive officer is set forth in the table below.

Officer Name	Time Based Options
Brent A. Streit	10,000
Ricardo A. Clemente	10,000

Under the terms of the Time Option Agreements, each executive officer is granted the right to buy shares of the Company’s common stock at a price equal to $8.31  per share, which is the price of the Company’s stock as of the close of NASDAQ market on June 16, 2014. The grant date of the options is June 16, 2014. The aforementioned options vest in four equal annual installments beginning June 16, 2015; provided, however, the options shall vest immediately upon a Change of Control (as defined in the Company’s 2012 Equity Incentive Plan filed with the Company’s proxy statement on Form DEF 14A on June 8, 2012). The options shall expire ten years from the grant date.

III.          Bonus Plan.

On June 16, 2014, the Compensation Committee  met and approved a new comprehensive incentive bonus plan (the “Bonus Plan”) for certain employees of the Company for fiscal year 2015 and continuing until future action of the Compensation Committee terminates the Bonus Plan. The Bonus Plan provides certain employees of the Company a bonus equal to a certain percentage of an individual’s salary based upon the Company’s Return on Equity (as that term is defined in the Bonus Plan) for the applicable fiscal year. The Bonus Plan is attached hereto as Exhibit 99.3 and incorporated herein by reference.

IV.          Termination of Senior Vice President-Chief Financial Officer.

Effective as of June 13, 2014 (the “Termination Date”), the Company terminated, without cause, Wayne S. Peterson from his position as the Company’s Senior Vice President-Chief Financial Officer.  The Company and Mr. Peterson are currently in the process of negotiating a Separation Agreement and the terms of such agreement shall be disclosed on a Form 8-K once executed by both parties. The Company has not yet hired a replacement for Mr. Peterson. On June 18, 2014, a press release was issued by the Company that announced Mr. Peterson’s departure from the Company. A copy of the press release is attached hereto as Exhibit 99.4.

Until a replacement for Mr. Peterson is found, the Company has engaged Michael Juniper, an employee of Deloitte Transactions and Busines Analytics LLP  (“Deloitte”), to act as interim Chief Financial Officer under an independent contractor arrangement between the Company and Deloitte. Mr. Juniper’s appointment as the interim Chief Financial Officer is effective as of June 19, 2014. There is not an agreement between the Company and Mr. Juniper for such appointment. Mr. Juniper is not, and shall not become, an employee of the Company and shall remain an employee of Deloitte under such engagement and during his appointment as interim Chief Financial Officer.

Mr. Juniper, age 45,  is currently a Senior Vice President within the Corporate Restructuring Group at Deloitte and has held that position since April 2012. Prior to such position, Mr. Juniper worked as a Managing Director of CRG Partners from January 2007 to April 2012.

Other than arrangements or understandings with directors and officers of the Company acting solely in their capacity as such, there are no arrangements or understandings between Mr. Juniper and any other persons naming Mr. Juniper as an officer.  There are no familial relationships between Mr. Juniper and any other officer or director of the Company.  Since June 19, 2014, Mr. Juniper, nor any immediate family member of Mr. Juniper, has been a party to any transaction or currently proposed transaction in which the Company was or is a participant and the amount exceeds $120,000, and in which Mr. Juniper or any immediate family member had or will have a direct or indirect material interest.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Items 5.02 is incorporated herein by reference, in its entirety, into this Item 7.01. Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Clemente effective as of June 16, 2014. Attached as Exhibit 99.2 is a Time Based Incentive Stock Option Agreement between the Company and Streit dated June 16, 2014.  Attached as Exhibit 99.3, and incorporated into this Item 7.01 by reference, is the Bonus Plan effective as of June 16, 2014. Attached as Exhibit 99.4, and incorporated into this Item 7.01 by reference, is the press release dated June 18, 2014.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description

99.1	Time Based Incentive Stock Option Agreement entered into between the Company and Clemente dated June 16, 2014.

99.2	Time Based Incentive Stock Option Agreement entered into between the Company and Streit dated June 16, 2014.

99.3	Bonus Plan approved June 16, 2014.

99.4	Press Release dated June 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: June 19, 2014	By:	/s/ Richard E. Wilson
Richard E. Wilson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Time Based Incentive Stock Option Agreement entered into between the Company and Clemente dated June 16, 2014.

99.2	Time Based Incentive Stock Option Agreement entered into between the Company and Streit dated June 16, 2014.

99.3	Bonus Plan approved June 16, 2014.

99.4	Press Release dated June 18, 2014.